Exhibit 32.2

Station Casinos LLC
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
       Pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned hereby certifies as follows:

1.	Marc J. Falcone is the Principal Financial Officer of Station Casinos LLC (the "Company").

2.	The undersigned certifies to the best of his knowledge:

(A)
The Company's Annual Report on Form 10-K for the year ended December 31, 2015 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 29, 2016

/s/ MARC J. FALCONE
Marc J. Falcone Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)